Supplement to the Current Prospectus

MFS(R) Sector Rotational Fund - Class W Shares

Below the fourth paragraph in the sub-section entitled "Investment Adviser" under the main heading "Management of the Fund," the following is inserted:

Effective March 1, 2009, MFS has agreed in writing to bear the fund's expenses such that "Total Annual Fund Operating Expenses" do not exceed 1.25% annually for Class W shares. This written agreement excludes interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, and will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least February 28, 2010.


                The date of this supplement is December 1, 2008.